UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 2, 2020

SECOND SIGHT MEDICAL PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)
California
(State or Other Jurisdiction of Incorporation)

001-36747	02-0692322
(Commission File Number)	(IRS Employer Identification No.)
12744 San Fernando Road, Suite 400 Sylmar, California 91342

(Address of Principal Executive Offices)

(818) 833-5000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EYES	Nasdaq
Warrants	EYESW	Nasdaq

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.  Other Events.

On December 31, 2019 Second Sight Medical Products Inc. (the “Company”) filed its Second Amendment to Restated Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of California to effect a one-for-8 (1:8) reverse stock split of all issued and outstanding shares of the Company’s common stock, no par value per share (the “Common Stock”), and also to effect a one-for-8 reverse split of the Company’s warrants (the “Warrants”), (the “Reverse Stock Split”). The Reverse Stock Split is intended to bring the Company into compliance with the $1.00 minimum bid price requirement for continued listing on the Nasdaq Capital Market, as required by Nasdaq Listing Rule 5550(a)(2).  The Reverse Stock Split was approved by the Company’s majority stockholders on November 26, 2019.

As a result of the Reverse Stock Split every eight shares of Common Stock and every eight Warrants will be combined and converted into one share of Common Stock and one Warrant, respectively. The Company anticipates that its Common Stock and Warrants will begin trading on a split-adjusted basis on the Nasdaq Capital Market at the market open on January 6, 2020. The trading symbols for the Common Stock and Warrants will remain “EYES” and “EYESW.” Following the Reverse Stock Split the new CUSIP number for the Common Stock is 81362J209 and the new CUSIP number for the Warrants is 81362J126.

The Reverse Stock Split reduces the number of shares of common stock issued and outstanding from approximately 125.1 million to approximately 15.6 million and reduces the number of trading Warrants outstanding from approximately 61.4 million to 7.7 million. The authorized number of shares of common stock did not change as a result of the Reverse Stock Split. The Reverse Stock Split affects all issued and outstanding shares of the Company’s Common Stock, stock purchase warrants, and options and other outstanding awards issued under the Company’s equity incentive plans. The Reverse Stock Split affects all stockholders and warrant holders uniformly and will not alter any stockholder’s percentage interest in the Common Stock or any warrant holder’s percentage interest in the Warrants, except for adjustments that may result from the treatment of fractional shares and fractional warrants as described below.

No fractional shares or warrants will be issued as a result of the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares or warrants because they hold a number of shares or warrants not evenly divisible by the Reverse Split ratio of the Reverse Split, will be entitled to cash payments (without interest) in respect of such fractional shares or Warrants. Such cash payment shall be determined by multiplying (i) the fractional share or warrant interest to which the holder would otherwise be entitled, after taking into account all shares or warrants of such class held by the holder as of the effective date of the Reverse Split, and (ii) the volume weighted average trading price of the Common Stock or Warrant, as reported on Nasdaq, for the five trading days immediately preceding the effective date of the Reverse Split, as adjusted for the split ratio. Holders of Common Stock and Warrants held in book-entry form or through a bank, broker or other nominee do not need to take any action in connection with the reverse split. Stockholders of record will be receiving information from VStock Transfer, LLC, the Company’s transfer agent, regarding their stock ownership post-split. All other questions can be directed to the transfer agent, VStock Transfer, LLC, who can be reached at 1-212-828-8436.

The description of the Certificate of Amendment and the Reverse Stock Split is qualified in its entirety by reference to the text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments that Second Sight expects or anticipates will occur in the future, such as stated objectives or goals, our refinement of strategy, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information and assumptions on which such expectations were based may change. Forward-looking statements involve inherent risks, uncertainties and assumptions which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including without limitation the Company’s ability to attain the necessary stock price levels to regain compliance with the Nasdaq’s continued listing standards or, if achieved, to continue to satisfy the Nasdaq’s qualitative and quantitative continued listing standards in the future, including due to the Company’s financial condition or results of operations, market conditions or the market perception of the Company’s business, financial condition or results of operations; as well as those other risks and uncertainties described in or implied by the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report on Form 10-K, filed on March 19, 2019, our Form 10-Q filed on November 14, 2019, our Definitive Information Statement on Schedule 14C filed on December 9, 2019 and our other reports filed from time to time with the Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations or assumptions with regard thereto, or as a result of new information, future events, conditions, or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.Description

3.1	Second Amendment to Restated Articles of Incorporation of Second Sight Medical Products, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2020

SECOND SIGHT MEDICAL PRODUCTS, INC.

/s/ John T. Blake

By: John T. Blake

Chief Financial Officer

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